UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21636

               First Trust/Aberdeen Global Opportunity Income Fund (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



[FIRST TRUST LOGO]

                                   SEMI-ANNUAL
                                     REPORT
                            FOR THE SIX MONTHS ENDED
                                  JUNE 30, 2009

                                     First
                                 Trust/Aberdeen
                               Global Opportunity
                                  Income Fund

[ABERDEEN ASSET MANAGEMENT LOGO]

TABLE OF CONTENTS

            FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2009

Shareholder Letter ........................................................    1
At A Glance ...............................................................    2
Portfolio Commentary ......................................................    3
Portfolio of Investments ..................................................    7
Schedule of Forward Foreign Currency Contracts ............................   13
Statement of Assets and Liabilities .......................................   14
Statement of Operations ...................................................   15
Statements of Changes in Net Assets .......................................   16
Statement of Cash Flows ...................................................   17
Financial Highlights ......................................................   18
Notes to Financial Statements .............................................   19
Additional Information ....................................................   26

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market value of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aberdeen are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other regulatory filings.

SHAREHOLDER LETTER

            FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2009

Dear Shareholders:

2008 brought all sorts of challenges to investors. Throughout the year, the financial sector was plagued with failures in banking, insurance and brokerage firms. By year's end, after a meltdown in the credit markets, historically high levels of volatility in the stock market, and the resulting turmoil to the overall economy, the Dow Jones Industrial Average's total return was -31.92% (as of 12/31/08). In fact, 2008 was the Dow's third worst calendar year since its inception in 1896. For the year, the negative total return performance of the Dow was surpassed only by 1931 and 1907, two years in which the U.S. was also enduring a major banking crisis. Of the thirty stocks in the Dow, only two were up in 2008. However, many economists believe the recession that began in December, 2007 ended in March, 2009. In fact, the Dow's total return from March 9 (the statistical end of the bear market) to June 30, 2009, was 30.30%. Of course, no one can predict that this trend will continue.

Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. While no one has the ability to predict when the markets will recover, we believe that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold contains detailed information about your investment in First Trust/Aberdeen Global Opportunity Income Fund (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

-s- James A. Bowen
James A. Bowen
President of First Trust/Aberdeen Global Opportunity Income Fund

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
"AT A GLANCE"
AS OF JUNE 30, 2009 (UNAUDITED)

FUND STATISTICS

Symbol on New York Stock Exchange                                       FAM
Common Share Price                                            $       13.32
Common Share Net Asset Value ("NAV")                          $       14.97
Premium (Discount) to NAV                                            (11.02)%
Net Assets Applicable to Common Shares                        $ 259,985,680
Current Monthly Distribution per Common Share (1)             $       0.130
Current Annualized Distribution per Common Share              $       1.560
Current Distribution Rate on Closing Common Share Price (2)           11.71%
Current Distribution Rate on NAV (2)                                  10.42%

COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

[PERFORMANCE GRAPH]

                           Common
                         Share Price      NAV
                         -----------     -----
6/30/08                  16.33           18.16
7/3/08                   16.03           17.95
7/11/08                  15.64              18
7/18/08                  15.47           18.01
7/25/08                  15.62           18.06
8/1/08                   15.68           17.91
8/8/08                   15.44           17.68
8/15/08                  15.03           17.56
8/22/08                  14.93           17.56
8/29/08                  15.01           17.55
9/5/08                   14.52           17.11
9/12/08                  13.87           16.93
9/19/08                   13.2           16.49
9/26/08                  12.51           16.27
10/3/08                   12.1           15.39
10/10/08                  8.22           13.78
10/17/08                 10.46           13.59
10/24/08                  9.32           12.36
10/31/08                  9.95            12.4
11/7/08                  10.06           12.67
11/14/08                  9.17           12.25
11/21/08                  7.93           11.94
11/28/08                   9.2           12.22
12/5/08                   8.13           12.15
12/12/08                  8.35           12.23
12/19/08                  9.62           12.54
12/26/08                 10.33           12.55
1/2/09                   10.57           12.62
1/9/09                   10.55           12.93
1/16/09                  10.57            12.9
1/23/09                  10.79            12.9
1/30/09                  10.98           12.99
2/6/09                   10.87           12.93
2/13/09                  10.75           12.82
2/20/09                   9.82           12.63
2/27/09                  10.16           12.48
3/6/09                    9.14           12.38
3/13/09                   9.71           12.51
3/20/09                  10.24           12.83
3/27/09                  10.56           12.93
4/3/09                    10.6           13.03
4/9/09                   10.88           13.25
4/17/09                  11.23           13.63
4/24/09                  11.41           13.73
5/1/09                   11.46           13.76
5/8/09                   12.04           14.25
5/15/09                   11.6           14.24
5/22/09                  12.65           14.55
5/29/09                  12.87           14.69
6/5/09                      13           14.66
6/12/09                  12.95           14.85
6/19/09                  13.01           14.75
6/26/09                   13.1           14.84
6/30/09                  13.32           14.97

PERFORMANCE

                                                                                           Average Annual
                                                                                            Total Return
                                                          6 Months Ended  1 Year Ended  Inception (11/23/2004)
                                                             6/30/2009      6/30/2009        6/30/2009
                                                          --------------  ------------  ----------------------
Fund Performance
NAV (3)                                                       26.46%         -5.28%             4.90%
Market Value (4)                                              37.29%         -6.28%             1.25%
Index Performance
Blended Benchmark (5)                                          6.63%          2.68%             6.43%
Barclays Capital Global Emerging Markets Index                18.27%         -1.52%             5.92%
Barclays Capital Global Aggregate Index                        1.52%          2.76%             4.25%


                                                % OF TOTAL
TOP 10 HOLDINGS                                 INVESTMENTS
----------------------------------------------  -----------
Asian Development Bank, 5.5%, 02/15/16              3.9%
European Investment Bank, 6.50%, 09/10/14           3.6
Republic of Indonesia, 10.38%, 05/04/14             2.7
Province of Manitoba, 6.38%, 09/01/15               2.7
United Kingdom Treasury, 6.00%, 12/07/28            2.7
Australian Government, 6.00%, 02/15/17              2.6
Instituto de Credito Oficial, 5.50%, 10/11/12       2.6
Republic of Argentina, 7.00%, 03/28/11              2.5
Electropaulo Metropolitan, 19.13%, 06/28/10         2.4
Republic of Finland, 9.38%, 02/03/10                2.3
                                                   ----
  Total                                            28.0%
                                                   ====

                                                % OF TOTAL
TOP 10 COUNTRIES (6)                            INVESTMENTS
----------------------------------------------  -----------
Multinational                                       10.2%
Canada                                               9.9
Russia                                               7.0
Brazil                                               6.9
Indonesia                                            6.4
Australia                                            5.1
United Kingdom                                       4.8
Norway                                               4.1
Venezuela                                            4.1
Ukraine                                              3.9
                                                  ------
  Total                                             62.4%
                                                  ======

                                                % OF TOTAL
CREDIT QUALITY (7)                              INVESTMENTS
----------------------------------------------  -----------
AAA                                                34.4%
AA+                                                 1.9
AA                                                  5.5
A                                                   1.1
A-                                                  1.5
BBB+                                                1.1
BBB                                                 7.2
BBB-                                                4.6
BB+                                                 4.1
BB                                                  5.0
BB-                                                16.5
B+                                                  6.9
B                                                   3.3
B-                                                  5.5
CCC+                                                0.7
NR                                                  0.7
                                                  -----
   Total                                          100.0%
                                                  =====

                                                % OF TOTAL
INDUSTRY CLASSIFICATION                         INVESTMENTS
----------------------------------------------  -----------
Government Bonds and Notes                          56.6%
Supranational Bank                                  10.2
Regional Authority                                   6.5
Special Purpose Banks                                4.7
Commercial Banks                                     4.5
Diversified Financial Services                       3.6
Electric Utilities                                   3.6
Oil, Gas & Consumable Fuels                          3.2
Wireless Telecommunication                           1.2
Beverages                                            1.1
Import/Export Bank                                   1.1
Transportation Infrastructure                        0.7
Diversified Telecommunications                       0.6
Health Care                                          0.6
Household Durables                                   0.6
Multiline                                            0.5
Construction & Engineering                           0.4
Capital Markets                                      0.3
                                                   -----
  Total                                            100.0%
                                                   =====

-------------
(1) Most recent distribution paid or declared through 6/30/2009. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 6/30/2009.

(3) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

(5)  Blended benchmark consists of the following:

     Citigroup World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index - Global Diversified (30.0%); JPMorgan Global Bond Index-Emerging Markets Diversified (30.0%).

(6) Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the investment sub-advisor.

(7) The credit quality information represented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs). For situations in which a security is rated by one or more NRSROs and ratings are not equivalent, the ratings are averaged.

                              PORTFOLIO COMMENTARY

                                   SUB-ADVISOR

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen Group"). Aberdeen Group is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

                            PORTFOLIO MANAGEMENT TEAM

Investment decisions for the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests. Included below is additional information about the members of the team with significant responsibility for the day-to-day management of the Fund's portfolio.

JOHN MURPHY

Portfolio Manager, Global Bonds

Mr. Murphy joined Aberdeen with the acquisition of the Deutsche Asset Management Group Limited ("Deutsche") fixed-income business in 2005. Mr. Murphy held a similar role at Deutsche, and previously at Morgan Grenfell Asset Management, which he joined in 1984.

BRETT DIMENT

Head of Emerging Market Debt

Mr. Diment joined Deutsche in 1991 as a member of the fixed-income group and became head of the Emerging Market Debt team at Deutsche in 1999. Mr. Diment joined Aberdeen following the Deutsche acquisition in 2005 and is now responsible for the day-to-day management of the Emerging Market Debt team and portfolios.

KEVIN DALY

Portfolio Manager, Emerging Market Debt

Mr. Daly joined the Emerging Market Debt team at Aberdeen in April 2007 as a portfolio manager, having spent the previous 10 years at Standard & Poor's in London and Singapore as a credit market analyst covering global emerging market debt, and was head of marketing for Global Sovereign Ratings. Mr. Daly was a regular participant on the Global Sovereign Committee, served as a member of the Sovereign Ratings Review Board, and was one of the initial members of the Emerging Market Council, formed in 2006 to advise senior management on business and market developments in emerging markets.

EDWIN GUTIERREZ

Portfolio Manager, Emerging Market Debt

Mr. Gutierrez has served as an economist specializing in Latin America at LGT Asset Management, and more recently as a portfolio manager specializing in emerging market fixed-income at Invesco Asset Management. He joined Deutsche in 2000 and Aberdeen in 2005.

NIMA TAYEBI

Portfolio Manager, Emerging Market Debt

Mr. Tayebi has 10 years of experience as executive director responsible for emerging markets trading at Millennium Global Investments, vice president at Salomon Brothers focusing on emerging currency and debt trading, and head of fixed-income research at Renaissance Capital. He joined Deutsche as an emerging currency portfolio manager in 2001 and Aberdeen in 2005, where his current duties are portfolio manager for Emerging Market Debt and member of the currency team.

MAX WOLMAN

Portfolio Manager, Emerging Market Debt

Mr. Wolman joined Aberdeen in January 2001 and is portfolio manager on the Global Emerging Market Debt mandates. Mr. Wolman originally specialized in currency and domestic debt analysis; however, he is now responsible for wider emerging debt analysis, including external and corporate issuers. He is a member of the Emerging Market Debt investment committee at Aberdeen and is also responsible for the daily implementation of the investment process.

ESTHER CHAN

Portfolio Manager, Emerging Market Debt

Ms. Chan joined Aberdeen in Singapore in 2005 where she started as a corporate credit analyst and trader working across investment-grade and high-yield assets in the region. She has 6 years of experience in the asset class, and now serves as a portfolio manager in Aberdeen London with specialization in analysis, management and trading of external Asian debt and Emerging Market corporates. Prior to joining Aberdeen, Ms. Chan worked as a corporate finance analyst at John Moore, assisting in various deals focused on the debt restructuring in Indonesian firms facing creditor holdout situations, post-Asian crisis.

                                   COMMENTARY

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND

The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues its investment objectives by investing in the world bond markets through a diversified portfolio of investment-grade and below investment-grade government and corporate debt securities. There can be no assurance that the Fund's investment objectives will be achieved, and the Fund may not be appropriate for all investors.

MARKET RECAP - DEVELOPED MARKETS

The first quarter of 2009 saw significant moves by central banks to ease policy either through cutting interest rates sharply in the Euro zone, embarking on unconventional easing in the U.S. and Japan, or both in the case of the United Kingdom ("UK"). Economic data remained weak during the second quarter of 2009, with confidence surveys dropping sharply and unemployment rising, although there were some tentative signs in some of the data released at the end of the second quarter of 2009 that the steepest declines might be behind us. Despite these trends, longer-dated bond yields rose, with 10-year U.S. government bond yields up by around 45 basis points in the first quarter of 2009 and 30-year yields up by 86 basis points. Other government bond markets saw moves in the same direction, but of smaller magnitudes, as investors were nervous about the likely future supply that may result from fiscal expansions and the various financial market bail-out packages that have been announced.

The main theme in the second quarter of 2009 was the rebound in risk assets. As a consequence there was a strong performance from equities, emerging market debt and credit. Economic data were generally better than expected in the second quarter of 2009 and, while not pointing to imminent economic recovery, did suggest that the worst of the declines may be behind us. The U.S. was the worst-performing of the major government bond markets during the second quarter with 10-year yields increasing by almost 90 basis points and the curve steepening. The UK also saw negative returns with 10-year government yields up by around 50 basis points. The Bank of England's purchase program was not sufficient to prevent an increase in yields and S&P downgraded the outlook for the AAA rating of UK government debt to negative from stable. Europe saw the best performance as the European Central Bank ("ECB") cut rates twice to 1 percent from 1.5 percent at the start of the second quarter of 2009, although 10-year yields increased by around 40 basis points. Investment-grade credit spreads fell sharply over the second quarter, reflecting strong investor demand.

Currency market movements largely reflected the positive environment for risk assets, which led to under-performance of the dollar against most major currencies. The yen and euro gained against the U.S. dollar, but were both weaker on trade-weighted terms. The Australian dollar and South African rand performed well, as did sterling, which was also supported by a general perception that it was under-valued.

MARKET RECAP - EMERGING MARKETS

After a slow start to 2009, emerging market debt rebounded strongly at the end of the first quarter. The long-awaited announcement by U.S. Treasury Secretary Geithner on the Public/Private Investment Program (PPIP) provided an immediate boost for risk assets. The U.S. Federal Reserve then surprised the market by announcing its intention to commence quantitative easing (an extreme form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero). The most significant development for emerging markets came in April at the G20 (a group of finance ministers and central bank governors from 20 economies: 19 of the world's largest national economies, plus the European Union) meeting in London, as global leaders committed to triple International Monetary Fund ("IMF") resources by as much as $750 billion. In addition, the IMF also unveiled a new lending facility, the Flexible Credit Line
(FCL), for countries with strong economic fundamentals and policy frameworks. The combined measures significantly reduced the "tail risk" (the risk of an asset or portfolio of assets moving more than 3 standard deviations from its current price) in emerging markets, prompting investors to increase their exposure to the asset class.

FUND RECAP

The Fund had a net asset value ("NAV") total return(1) of 26.46% and a market value total return(2) of 37.29% for the six months ended June 30, 2009, compared to the blended benchmark total return(3) of 6.63% over the same period. In addition to this blended benchmark, the Fund currently uses other indexes for comparative purposes. The total returns for the six months ended June 30, 2009 for these indexes were as follows: The Barclays Capital Global Emerging Markets Index was 18.27% and the Barclays Capital Global Aggregate Index was 1.52%.

PERFORMANCE ANALYSIS - DEVELOPED MARKETS

Over the first six months of 2009, the Fund's developed market portfolio outperformed a component of its blended benchmark, the Citigroup World Government Bond Index. The Fund returned 10.82% in the second quarter of 2009 versus -1.50% for such benchmark. The composition of the portfolio was markedly different from the benchmark index, with the portfolio's investments concentrated in the higher-yielding markets such as Australia, New Zealand and the UK relative to underweight positions in Europe and Japan. This strategy produced a positive contribution to overall returns. The Fund's overweight position in the Australian dollar was the main contributor to outperformance during the period covered by this report, with the currency appreciating by around 14% versus the U.S. dollar. The fact that the Fund held underweight positions in the Euro and Japanese Yen was also a positive contributor to portfolio performance.

PERFORMANCE ANALYSIS - EMERGING MARKETS

For the six months ended June 30, 2009, the emerging fixed-income component of the Fund returned 31.55%, compared to the return of 12.31% for the emerging market components of the blended benchmark(4). During the reporting period, the JP Morgan Emerging Markets Bond Index-Global Diversified spread tightened 311 basis points to close the half year at 437 basis points over U.S. treasuries. Russian sovereign and corporates, Argentina, Venezuela and Ukraine USD sovereign bonds were the main outperformers, after their notable underperformance in 2008. Less liquid sovereign credits such as the Dominican Republic, El Salvador, Gabon, Georgia and Ghana also added to performance, rebounding from their oversold levels of 2008. Local currency added to performance, with Uruguay, Hungary and short-dated Russian and Brazilian corporates the notable contributors. Underweight positions in Thailand and Malaysia contributed positively to performance.

Argentine bonds rebounded from a rough 2008, as the market took a favorable view on the financing outlook following several liability management exercises that extended the maturity profile of government debt. Argentine bonds extended their gains after the mid-term elections in late June, as the Kirchner government lost its majority support in both houses of Congress. The result will likely have far reaching implications ahead of the 2011 Presidential election, as it confirmed the weak leadership position of the Kirchner government and signaled strong support for the more moderate wing of the Peronist party. In the coming months we would expect the Kirchner government to turn its focus to issues that had been on the back burner, such as resolving past due Paris Club debt and reopening the 2005 debt exchange, which would be positive for valuations on untendered debt. We believe this will provide technical support for the entire Argentinean debt complex.

Ukraine has been among the strongest performers in emerging market debt in 2009, bouncing back from a sharp decline in 2008. Ukraine has benefited from renewed support from the IMF after the $16.5 billion (USD) aid program was put on hold in early 2009. Ukraine's adherence to the prescribed policy measures was rewarded when the IMF increased the size of its disbursements, and allowed Ukraine to use the financing for budget purposes. Furthermore, the IMF agreed to increase the limit on the budget deficit to 4% of GDP. Easing political risk also contributed to gains on Ukrainian Eurobonds, after the Constitutional Court rejected parliament's decision to move up the Presidential elections from January 2010 to October 2009.

Corporate bonds finally caught a bid in the second quarter, as risk appetite turned. The performance of corporates was underpinned by easing corporate access to credit especially in trade finance, and an improving ability to refinance and rollover working capital. Quasi-sovereign to sovereign spreads also tightened significantly during this half year.

-------------
(1) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load.

(2) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.

(3) The Fund's blended benchmark consists of the following: 40% Citigroup World Government Bond Index; 30% JPMorgan Emerging Markets Bond Index-Global Diversified; and 30% JPMorgan Global Bond Index-Emerging Markets Diversified.

(4) The benchmark for the emerging fixed-income portion of the Fund consists of the following: 50% JPMorgan Emerging Markets Bond Index-Global Diversified and 50% JPMorgan Global Bond Index-Emerging Markets Diversified.

MARKET AND FUND OUTLOOK - DEVELOPED MARKETS

As we enter the second half of 2009, the debate over whether or not we are seeing "green shoots" (signs of recovery) continues. Judging by comments from management of both banks and industrials, while they see some signs of stability, very significant difficulties persist at the operating level. These comments are often at odds with the recovery suggestions of some economists. In Aberdeen's view, significant risks to recovery still exist and credit markets are pricing in too high a probability of recovery. We await the second quarter of 2009 reporting season with interest.

Looking ahead, we feel that the U.S. economy will be slow to enter a positive growth phase. Consumption will remain weak and given the propensity of companies to forcibly reduce employees' hours, there is mounting evidence that the best we can hope for is an early 90's style "jobless recovery". Furthermore, with fiscal and monetary stimulus at near maximum levels and the global rebound in industrial production peaking, the risks are that there will be a weaker external environment in conjunction with limited endogenous growth. In addition, Aberdeen believes that near record levels of excess capacity will likely cause the inflation profile in the months ahead to be downward sloping. All this suggests that we have seen the yield highs in the Treasury market for now.

Data in Europe suggests that it may be through the worst of the economic crisis; however, this still leaves it deep in recession and therefore, we believe that there needs to be more evidence that the economy can grow steadily before we can consider exit plans.

The outlook for the UK economy remains uncertain, particularly given the unprecedented nature of the crisis. However, significant measures have been put in place in order to aid recovery. Monetary policy has been eased substantially and is not expected to be reversed for some time. Stimulus from fiscal measures, together with the sterling's depreciation, should also lend support to the recovery. Recent survey evidence has been more positive, albeit from depressed levels, but the sustainability of any recovery remains uncertain, particularly in the context of constraints surrounding the availability of credit.

MARKET AND FUND OUTLOOK - EMERGING MARKETS

Looking ahead, the global growth outlook is likely to remain the key driver for emerging market assets in the second half of 2009. Further upside growth surprises may add fuel to the "green shoots" story, and provide support for emerging market assets. Conversely, negative growth surprises may prompt the market to take profits on one of the best-performing asset classes in 2009. While there is potentially scope for some moderate spread widening after the strong rally in the first half of 2009, we see little prospect for a return to the distress of last year, and consider the likelihood of medium-term spread tightening to remain in place.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2009 (UNAUDITED)

   PRINCIPAL
     VALUE
    (LOCAL                                                                       STATED      VALUE
   CURRENCY)                        DESCRIPTION                         COUPON  MATURITY  (US DOLLARS)
---------------  ---------------------------------------------------    ------  --------  ------------
BONDS AND NOTES (b) - 134.1%

                 ARGENTINA - 4.2%
   12,590,000    Republic of Argentina (USD) .......................     7.00%  03/28/11  $  8,790,034
      560,000    Republic of Argentina (USD) (c) ...................     1.60%  04/30/13       352,681
    1,930,000    Republic of Argentina (USD) .......................     7.00%  04/17/17     1,103,778
      651,651    Republic of Argentina (USD) .......................     8.28%  12/31/33       343,746
    5,910,000    Republic of Argentina (USD) (c) ...................     0.00%  12/15/35       218,670
                                                                                          ------------
                                                                                            10,808,909
                                                                                          ------------

                 AUSTRALIA - 6.8%
    2,500,000    Australian Government (AUD) .......................     7.50%  09/15/09     2,032,960
   11,000,000    Australian Government (AUD) .......................     6.00%  02/15/17     9,189,222
    8,100,000    Queensland Treasury (AUD) .........................     6.00%  10/14/15     6,545,709
                                                                                          ------------
                                                                                            17,767,891
                                                                                          ------------

                 BRAZIL - 9.3%
    1,380,000    Banco Nacional de Desenvolvimento
                   Economico e Social (USD) ........................     6.50%  06/10/19     1,383,795
    5,750,000    Brazil Citigroup (BRL) ............................    15.00%  07/02/10     3,086,807
   10,000,000    Brazil Notas do Tesouro Nacional Serie F (BRL) ....    10.00%  01/01/11     5,107,561
    1,986,000    Dasa Finance Corp. (USD) ..........................     8.75%  05/29/18     1,963,757
   15,303,000    Electropaulo Metropolitan (BRL) ...................    19.13%  06/28/10     8,235,271
      690,000    Isa Capital do Brasil S.A. (USD) ..................     7.88%  01/30/12       712,425
    1,320,000    Odebrecht Finance Ltd. (USD) ......................     9.63%  04/09/14     1,461,900
    1,940,000    Telemar Norte Leste S.A. (USD) ....................     9.50%  04/23/19     2,146,612
                                                                                          ------------
                                                                                            24,098,128
                                                                                          ------------

                 CANADA - 13.3%
    5,200,000    Canadian Government (CAD) .........................     9.50%  06/01/10     4,837,477
    7,000,000    Canadian Government (CAD) .........................     5.25%  06/01/13     6,688,140
   10,000,000    Export Development Canada (NZD) ...................     8.13%  11/30/10     6,840,097
   15,000,000    Province of Manitoba (NZD) ........................     6.38%  09/01/15     9,323,326
   10,965,000    Province of Ontario (NZD) .........................     6.25%  06/16/15     6,932,669
                                                                                          ------------
                                                                                            34,621,709
                                                                                          ------------

                 CHINA - 0.6%
    1,440,000    Parkson Retail Group Ltd. (USD) ...................     7.88%  11/14/11     1,456,929
      200,000    Parkson Retail Group Ltd. (USD) ...................     7.13%  05/30/12       195,000
                                                                                          ------------
                                                                                             1,651,929
                                                                                          ------------

                 COLOMBIA - 2.6%
      930,000    EEB International Ltd. (USD) ......................     8.75%  10/31/14       964,875
7,240,000,000    Republic of Colombia (COP) ........................    12.00%  10/22/15     3,879,276
    1,700,000    Republic of Columbia (USD) ........................     7.38%  03/18/19     1,823,250
                                                                                          ------------
                                                                                             6,667,401
                                                                                          ------------

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
JUNE 30, 2009 (UNAUDITED)

  PRINCIPAL
    VALUE
   (LOCAL                                                                        STATED      VALUE
  CURRENCY)                         DESCRIPTION                         COUPON  MATURITY  (US DOLLARS)
--------------   ---------------------------------------------------    ------  --------  ------------
BONDS AND NOTES (b) - (CONTINUED)

                 DOMINICAN REPUBLIC - 2.9%
     4,550,000   Cerveceria Nacional Dominica (USD) (c) ............    16.00%  03/27/12  $  3,867,500
     5,046,000   Dominican Republic (USD) ..........................     8.63%  04/20/27     3,708,810
                                                                                          ------------
                                                                                             7,576,310
                                                                                          ------------

                 EL SALVADOR - 2.0%
     1,020,000   Republic of El Salvador (USD) .....................     8.25%  04/10/32       933,300
     5,020,000   Republic of El Salvador (USD) .....................     7.65%  06/15/35     4,241,900
                                                                                          ------------
                                                                                             5,175,200
                                                                                          ------------

                 FINLAND - 3.0%
     4,581,000   Republic of Finland (GBP) .........................     9.38%  02/03/10     7,861,145
                                                                                          ------------

                 GABON - 1.6%
     4,735,000   Gabonese Republic (USD) ...........................     8.20%  12/12/17     4,237,825
                                                                                          ------------

                 GEORGIA - 1.4%
     4,250,000   Republic of Georgia (USD) .........................     7.50%  04/15/13     3,638,850
                                                                                          ------------

                 GERMANY - 1.3%
     3,650,000   KfW International Finance (CAD) ...................     4.95%  10/14/14     3,367,034
                                                                                          ------------

                 GHANA - 1.1%
     3,480,000   Republic of Ghana (USD) ...........................     8.50%  10/04/17     2,801,400
                                                                                          ------------

                 HUNGARY - 2.7%
   490,000,000   Hungary Government Bond (HUF) .....................     6.00%  10/24/12     2,272,014
   560,000,000   Hungary Government Bond (HUF) .....................     5.50%  02/12/16     2,302,928
   526,000,000   Hungary Government Bond (HUF) .....................     7.50%  11/12/20     2,303,524
                                                                                          ------------
                                                                                             6,878,466
                                                                                          ------------

                 INDONESIA - 8.5%
22,300,000,000   Indonesian Government Bond (IDR) ..................    10.75%  05/15/16     2,243,641
 7,170,000,000   Indonesian Recapitalization Bond (IDR) ............    13.40%  02/15/11       755,791
14,200,000,000   Indonesian Recapitalization Bond (IDR) ............    13.45%  08/15/11     1,513,213
       970,000   Majapahit Holding B.V. (USD) ......................     7.75%  10/17/16       859,454
     2,800,000   Majapahit Holding B.V. (USD) ......................     7.25%  06/28/17     2,389,010
     2,090,000   MGTI Finance Company, Ltd. (USD) ..................     8.38%  09/15/10     2,025,216
     8,380,000   Republic of Indonesia (USD) .......................    10.38%  05/04/14     9,564,488
     2,960,000   Republic of Indonesia (USD)                             6.88%  03/09/17     2,841,976
                                                                                          ------------
                                                                                            22,192,789
                                                                                          ------------

                 IRAQ - 0.5%
     1,870,000   Republic of Iraq (USD) ............................     5.80%  01/15/28     1,229,525
                                                                                          ------------

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
JUNE 30, 2009 (UNAUDITED)

  PRINCIPAL
    VALUE
   (LOCAL                                                                            STATED          VALUE
  CURRENCY)                        DESCRIPTION                        COUPON        MATURITY      (US DOLLARS)
-------------    ------------------------------------------------    ---------    ------------    -------------
BONDS AND NOTES (b) - (CONTINUED)

                 KAZAKHSTAN - 3.3%
    3,630,000    HSBK Europe B.V. (USD) .........................       9.25%       10/16/13      $   2,877,138
    2,520,000    Kazakhstan Temir Zholy National Co. JSC (USD)...       6.50%       05/11/11          2,343,600
    3,460,000    KazMunaiGaz Finance Sub B.V. (USD) .............       8.38%       07/02/13          3,238,491
                                                                                                  -------------
                                                                                                      8,459,229
                                                                                                  -------------

                 MEXICO - 4.4%
    2,530,000    Desarrolladora Homex S.A. (USD) ................       7.50%       09/28/15          2,188,450
   63,050,000    Mexican Bonos Desarr Fixed Rate Bond (MXN) .....      10.00%       11/20/36          5,298,436
    4,270,000    Pemex Project Funding Master Trust (USD) .......       5.75%       03/01/18          3,949,750
                                                                                                  -------------
                                                                                                     11,436,636
                                                                                                  -------------

                 MULTINATIONAL - 13.7%
   17,600,000    Asian Development Bank (AUD)....................       5.50%       02/15/16         13,470,655
   18,800,000    European Investment Bank (NZD)..................       6.50%       09/10/14         12,435,265
    8,600,000    International Bank Reconstruction
                   & Development (NZD) ..........................       6.38%       07/15/09          5,552,801
    5,000,000    Nordic Investment Bank (AUD) ...................       5.38%       01/18/11          4,092,330
                                                                                                  -------------
                                                                                                     35,551,051
                                                                                                  -------------

                 NIGERIA - 2.5%
    3,750,000    GTB Finance B.V. (USD) .........................       8.50%       01/29/12          3,083,006
  601,500,000    KfW International Finance (NGN) ................       8.50%       01/18/11          3,435,617
                                                                                                  -------------
                                                                                                      6,518,623
                                                                                                  -------------

                 NORWAY - 5.5%
    4,500,000    Kommunalbanken AS (GBP) ........................       4.75%       01/28/10          7,557,880
   10,000,000    Kommunalbanken AS (NZD) ........................       8.00%       10/19/10          6,794,462
                                                                                                  -------------
                                                                                                     14,352,342
                                                                                                  -------------

                 PAKISTAN - 0.9%
    1,800,000    Islamic Republic of Pakistan (USD) .............       6.88%       06/01/17          1,179,000
    2,190,000    Islamic Republic of Pakistan (USD) .............       7.88%       03/31/36          1,140,064
                                                                                                  -------------
                                                                                                      2,319,064
                                                                                                  -------------

                 PANAMA - 0.4%
      900,000    Republic of Panama (USD) .......................       8.88%       09/30/27          1,099,125
                                                                                                  -------------

                 PHILIPPINES - 3.6%
    1,820,000    Republic of Philippines (USD) ..................       8.38%       06/17/19          2,102,100
    3,140,000    Republic of Philippines (USD) ..................      10.63%       03/16/25          4,130,959
    2,630,000    Republic of Philippines (USD) ..................       9.50%       02/02/30          3,235,952
                                                                                                  -------------
                                                                                                      9,469,011
                                                                                                  -------------

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
JUNE 30, 2009 (UNAUDITED)


  PRINCIPAL
    VALUE
   (LOCAL                                                                           STATED           VALUE
  CURRENCY)                         DESCRIPTION                       COUPON       MATURITY       (US DOLLARS)
-------------    -------------------------------------------------   ---------    ------------    -------------
BONDS AND NOTES (b) - (CONTINUED)

                 RUSSIA - 9.3%
   56,400,000    GPB Eurobond Finance PLC (RUB)...................      7.25%       02/22/10      $   1,729,085
    1,470,000    Mobile TeleSystems Finance S.A. (USD)............      8.00%       01/28/12          1,473,675
   93,093,692    Red Arrow International Leasing PLC (RUB)........      8.38%       06/30/12          2,717,933
    2,840,000    RSHB Capital S.A. (USD)..........................      7.18%       05/16/13          2,747,700
    4,700,000    RSHB Capital S.A. (USD)..........................      7.75%       05/29/18          4,347,500
    3,504,000    Russia Federation (USD)..........................      7.50%       03/31/30          3,484,728
    2,650,000    UBS Luxembourg S.A. (USD) (c)....................      6.23%       02/11/15          2,583,750
    2,970,000    Vimpelcom Finance (USD)..........................      8.38%       04/30/13          2,769,068
    2,580,000    VTB Capital S.A. (USD)...........................      6.88%       05/29/18          2,373,600
                                                                                                  -------------
                                                                                                     24,227,039
                                                                                                  -------------

                 SOUTH KOREA - 1.5%
    3,770,000    Industrial Bank of Korea (USD)...................      7.13%       04/23/14          3,843,327
                                                                                                  -------------


                 SPAIN - 3.5%
   11,500,000    Instituto de Credito Oficial (AUD)...............      5.50%       10/11/12          9,037,353
                                                                                                  -------------


                 TURKEY - 3.8%
    3,380,000    Republic of Turkey (USD).........................      9.50%       01/15/14          3,831,027
    2,800,000    Turkey Government Bond (TRY).....................          (d)     04/14/10          1,677,183
    8,000,000    Turkey Government Bond (TRY).....................          (d)     11/03/10          4,472,793
                                                                                                  -------------
                                                                                                      9,981,003
                                                                                                  -------------

                 UKRAINE - 5.2%
    4,700,000    EX-IM Bank of Ukraine (USD)......................      7.65%       09/07/11          3,783,500
    3,000,000    UBS AG Jersey Branch, Credit Linked Note (USD)...      9.13%       06/21/10          1,029,600
    6,170,000    Ukraine Government Bond (USD)....................      6.88%       03/04/11          5,398,750
    4,180,000    Ukraine Government Bond (USD)....................      6.39%       06/26/12          3,323,100
                                                                                                  -------------
                                                                                                     13,534,950
                                                                                                  -------------

                 UNITED KINGDOM - 6.5%
    1,600,000    United Kingdom Treasury (GBP)....................      8.00%       12/07/15          3,405,900
    4,600,000    United Kingdom Treasury (GBP)....................      6.00%       12/07/28          9,309,312
    2,520,000    United Kingdom Treasury (GBP)....................      4.25%       12/07/49          4,086,353
                                                                                                  -------------
                                                                                                     16,801,565
                                                                                                  -------------

                 URUGUAY - 2.7%
    3,000,000    Republic of Uraguay (USD)........................      7.88%       01/15/33          2,979,750
   74,780,000    Republic Orient Uruguay, Inflation Adjusted
                   Bond (UYU) (e).................................      5.00%       09/14/18          3,584,174
   12,900,000    Republic Orient Uruguay, Inflation Adjusted
                   Bond (UYU) (e).................................      4.25%       04/05/27            531,241
                                                                                                  -------------
                                                                                                      7,095,165
                                                                                                  -------------

                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
JUNE 30, 2009 (UNAUDITED)

  PRINCIPAL
    VALUE
   (LOCAL                                                                           STATED           VALUE
  CURRENCY)                         DESCRIPTION                       COUPON       MATURITY       (US DOLLARS)
-------------    ------------------------------------------------    ---------    ------------    -------------
BONDS AND NOTES (b) - (CONTINUED)

                 VENEZUELA - 5.5%
    5,580,000    Bolivarian Republic of Venezuela (USD) (c)......       2.10%       04/20/11      $   4,585,365
    8,460,000    Petroleos de Venezuela S.A. (USD)...............       5.25%       04/12/17          4,018,500
    1,410,000    Republic of Venezuela (USD).....................      10.75%       09/19/13          1,170,159
    2,623,000    Republic of Venezuela (USD).....................       8.50%       10/08/14          1,875,445
    4,520,000    Republic of Venezuela (USD).....................       5.75%       02/26/16          2,610,300
                                                                                                  -------------
                                                                                                     14,259,769
                                                                                                  -------------

                 TOTAL INVESTMENTS - 134.1%.................................................        348,559,763
                 (Cost $351,233,592) (f)

                 OUTSTANDING LOANS - (34.3)%................................................        (89,221,946)
                 NET OTHER ASSETS AND LIABILITIES - 0.2%....................................            647,863
                                                                                                  -------------
                 NET ASSETS - 100.0%........................................................      $ 259,985,680
                                                                                                  =============


----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the investment sub-advisor.

(c) Variable rate security. The interest rate shown reflects the rate in effect at June 30, 2009.

(d)   Zero coupon bond.

(e) Security whose principal value is adjusted in accordance with changes to the country's Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(f) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $22,930,494 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $25,604,323.

Currency

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

COP  Colombian Peso

EUR  Euro Dollar

GBP  British Pound Sterling

HUF  Hungarian Forint

IDR  Indonesian Rupiah

MXN  Mexican Peso

NGN  Nigerian Naira

NZD  New Zealand Dollar

RUB  Russian Ruble

TRY  Turkish Lira

USD  United States Dollar

UYU  Uruguayan Peso

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
JUNE 30, 2009 (UNAUDITED)

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                  ASSETS TABLE

                                                                                  LEVEL 2           LEVEL 3
                                            TOTAL MARKET         LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                              VALUE AT            QUOTED         OBSERVABLE      UNOBSERVABLE
                                              6/30/2009           PRICE            INPUTS           INPUTS
                                           --------------     -------------      -----------     ------------
Bonds and Notes........................    $  348,559,763     $          --    $ 348,559,763     $         --
                                           --------------     -------------    -------------     ------------
Total Investments*.....................       348,559,763                --      348,559,763               --
                                           --------------     -------------    -------------     ------------
Other Financial Instruments:
Forward Foreign Currency Contracts.....           568,133           568,133               --               --
                                           --------------     -------------    -------------     ------------
Total..................................    $  349,127,896     $     568,133    $ 348,559,763     $         --
                                           ==============     =============    =============     ============

                                LIABILITIES TABLE

                                                                                  LEVEL 2           LEVEL 3
                                            TOTAL MARKET         LEVEL 1        SIGNIFICANT       SIGNIFICANT
                                              VALUE AT           QUOTED         OBSERVABLE       UNOBSERVABLE
                                             6/30/2009            PRICE           INPUTS            INPUTS
                                           --------------     -------------    -------------     ------------
Forward Foreign Currency Contracts......   $  (13,951,104)    $ (13,951,104)   $          --     $         --
                                           ==============     =============    =============     ============

* See the Portfolio of Investments for country breakout.

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
JUNE 30, 2009 (UNAUDITED)

                FORWARD FOREIGN CURRENCY CONTRACTS TO BUY
                          CONTRACTS TO RECEIVE
             -----------------------------------------------           NET            NET
                                        LOCAL                       UNREALIZED     UNREALIZED
                                      CURRENCY          IN         APPRECIATION   DEPRECIATION
SETTLEMENT           LOCAL            VALUE IN       EXCHANGE      OF CONTRACTS   OF CONTRACTS
   DATE          CURRENCY (a)          U.S. $       FOR U.S. $        U.S. $         U.S. $
----------   ---------------------   -----------    -----------    ------------   ------------
07/17/09     CAD         6,645,000   $ 5,713,407    $ 5,380,567    $    332,840     $     --
07/17/09     EUR         3,573,000     5,012,451      4,788,852         223,599           --
07/17/09     MXN        37,928,000     2,872,659      2,860,965          11,694           --
                                                                   ------------     --------
                                                                   $    568,133     $     --
                                                                   ------------     --------

                 FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
                            CONTRACTS TO DELIVER
             ---------------------------------------------------       NET            NET
                                        LOCAL                       UNREALIZED     UNREALIZED
                                      CURRENCY           IN        APPRECIATION   DEPRECIATION
SETTLEMENT              LOCAL          VALUE IN       EXCHANGE     OF CONTRACTS   OF CONTRACTS
   DATE               CURRENCY (a)      U.S. $       FOR U.S. $       U.S. $         U.S. $
----------   ---------------------   ------------   ------------   ------------   -------------
07/17/09     CAD        22,778,000   $ 19,584,648   $ 18,406,167   $       --     $  (1,178,481)
07/17/09     EUR         3,573,000      5,012,451      4,631,858           --          (380,593)
07/17/09     GBP        19,398,000     31,913,079     28,205,020           --        (3,708,059)
07/17/09     MXN        37,928,000      2,872,659      2,796,650           --           (76,009)
07/17/09     NZD        77,500,000     49,951,835     42,691,650           --        (7,260,185)
07/17/09     TRY         8,059,000      5,207,132      4,777,261           --          (429,871)
08/27/09     BRL        24,837,000     12,526,746     11,751,597           --          (775,149)
08/27/09     COP     7,685,779,000      3,551,085      3,408,328           --          (142,757)
                                                                   ----------     -------------
                                                                   $       --     $ (13,951,104)
                                                                   ----------     -------------
Unrealized Appreciation (Depreciation)..........................   $  568,133     $ (13,951,104)
                                                                   ==========     =============
Net Unrealized Appreciation (Depreciation)......................                  $ (13,382,971)
                                                                                  =============

-------------
(a)   Please see page 11 for currency descriptions.

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2009 (UNAUDITED)

ASSETS:
Investments, at value
    (Cost $351,233,592)..........................................................................  $    348,559,763
Cash.............................................................................................         4,338,616
Unrealized appreciation on forward foreign currency contracts....................................           568,133
Prepaid expenses.................................................................................           170,143
Receivables:
    Investment securities sold...................................................................         1,469,227
    Interest.....................................................................................         8,638,486
                                                                                                   ----------------
           Total Assets..........................................................................       363,744,368
                                                                                                   ----------------
LIABILITIES:
Outstanding loans................................................................................        89,221,946
Unrealized depreciation on forward foreign currency contracts....................................        13,951,104
Payables:
    Investment advisory fees.....................................................................           283,809
    Interest and fees on loans...................................................................           118,191
    Custodian fees...............................................................................            46,268
    Legal fees...................................................................................            34,905
    Audit and tax fees...........................................................................            28,692
    Printing fees................................................................................            28,345
    Administrative fees..........................................................................            24,573
    Investment securities purchased..............................................................             8,077
    Transfer agent fees..........................................................................             5,887
    Trustees' fees and expenses..................................................................                17
    Due to custodian in foreign currency (Cost $16)..............................................                16
Accrued expenses and other liabilities...........................................................             6,858
                                                                                                   ----------------
           Total Liabilities.....................................................................       103,758,688
                                                                                                   ----------------
NET ASSETS.......................................................................................  $    259,985,680
                                                                                                   ================
NET ASSETS CONSISTS OF:
Paid-in capital..................................................................................  $    321,030,013
Par value........................................................................................           173,652
Accumulated net investment income (loss).........................................................       (10,593,913)
Accumulated net realized gain (loss) on investments sold, forward foreign currency contracts and
    foreign currency transactions................................................................       (35,546,310)
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and
    foreign currency translation.................................................................       (15,077,762)
                                                                                                   ----------------
NET ASSETS.......................................................................................  $    259,985,680
                                                                                                   ================
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share).............................  $          14.97
                                                                                                   ================
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)......        17,365,236
                                                                                                   ================

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $43,257).............................................  $     15,645,786
                                                                                                   ----------------
       Total investment income...................................................................        15,645,786
                                                                                                   ----------------
EXPENSES:
Investment advisory fees.........................................................................         1,596,627
Interest and fees on loans.......................................................................         1,076,267
Legal fees.......................................................................................           167,641
Administrative fees..............................................................................           139,583
Custodian fees...................................................................................            81,351
Printing fees....................................................................................            68,787
Audit and tax fees...............................................................................            24,211
Transfer agent fees..............................................................................            20,037
Trustees' fees and expenses......................................................................            19,475
Other............................................................................................            66,315
                                                                                                   ----------------
       Total expenses............................................................................         3,260,294
                                                                                                   ----------------

NET INVESTMENT INCOME (LOSS).....................................................................        12,385,492
                                                                                                   ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments..................................................................................       (13,075,590)
    Forward foreign currency contracts...........................................................         8,279,020
    Foreign currency transactions................................................................        (4,724,857)
                                                                                                   ----------------
Net realized gain (loss).........................................................................        (9,521,427)
                                                                                                   ----------------
Net change in unrealized appreciation (depreciation) on:
    Investments..................................................................................        71,767,044
    Forward foreign currency contracts...........................................................       (22,182,954)
    Foreign currency translation.................................................................           796,469
                                                                                                   ----------------
Net change in unrealized appreciation (depreciation).............................................        50,380,559
                                                                                                   ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)..........................................................        40,859,132
                                                                                                   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..................................  $     53,244,624
                                                                                                   ================

                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    SIX MONTHS
                                                                                      ENDED             YEAR
                                                                                    6/30/2009           ENDED
                                                                                    (UNAUDITED)      12/31/2008
                                                                                   -------------   ---------------
OPERATIONS:
Net investment income (loss)..................................................     $  12,385,492   $    25,435,073
Net realized gain (loss)......................................................        (9,521,427)      (11,282,619)
Net change in unrealized appreciation (depreciation)..........................        50,380,559       (88,792,860)
                                                                                   -------------   ---------------
Net increase (decrease) in net assets resulting from operations...............        53,244,624       (74,640,406)
                                                                                   -------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................................       (13,544,884)      (27,089,768)
                                                                                   -------------   ---------------
Total distributions to shareholders...........................................       (13,544,884)      (27,089,768)
                                                                                   -------------   ---------------
Total increase (decrease) in net assets.......................................        39,699,740      (101,730,174)

NET ASSETS:
Beginning of period...........................................................       220,285,940       322,016,114
                                                                                   -------------   ---------------
End of period.................................................................     $ 259,985,680   $   220,285,940
                                                                                   =============   ===============
Accumulated net investment income (loss) at end of period.....................     $ (10,593,913)  $    (9,434,521)
                                                                                   =============   ===============

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations..............   $    53,244,624
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
     Purchases of investments................................................      (120,011,722)
     Sales and maturities of investments.....................................       108,067,832
     Net amortization/accretion of premium/discount on investments...........         1,776,966
     Net realized gain/loss on investments...................................        13,075,590
     Net change in unrealized appreciation/depreciation on investments.......       (71,767,044)

CHANGES IN ASSETS AND LIABILITIES:
     Decrease in net unrealized appreciation/depreciation on forward
        foreign currency contracts...........................................        22,182,954
     Increase in interest receivable.........................................           (19,611)
     Increase in prepaid expenses............................................          (112,594)
     Increase in receivable for investment securities sold...................        (1,162,244)
     Increase in payable for investment securities purchased.................             8,077
     Decrease in interest and fees on loans payable..........................           (35,069)
     Increase in investment advisory fees payable............................            26,986
     Decrease in audit and tax fees payable..................................           (23,308)
     Increase in legal fees payable..........................................            25,059
     Decrease in printing fees payable.......................................              (231)
     Increase in transfer agent fees payable.................................             2,660
     Increase in administrative fees payable.................................             1,923
     Increase in custodian fees payable......................................             1,352
     Decrease in Trustees' fees and expenses payable.........................               (58)
     Increase in accrued expenses and other liabilities......................             5,532
                                                                                ---------------
CASH PROVIDED BY OPERATING ACTIVITIES........................................                       $   5,287,674

CASH FLOWS FROM FINANCING ACTIVITIES:
     Distributions to Common Shareholders....................................       (13,544,884)
     Unrealized appreciation/depreciation on Euro Loan.......................           120,751
                                                                                ---------------
CASH USED IN FINANCING ACTIVITIES............................................                         (13,424,133)
                                                                                                    -------------
Decrease in cash and foreign currency (a)....................................                          (8,136,459)
CASH AND FOREIGN CURRENCY AT BEGINNING OF PERIOD.............................                          12,475,059
                                                                                                    -------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD...................................                       $   4,338,600
                                                                                                    =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees............................                       $   1,111,336
                                                                                                    =============

-------------
(a) Includes net change in unrealized appreciation/depreciation on foreign currency of $236.

                   See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              SIX MONTHS
                                                ENDED             YEAR         YEAR         YEAR         YEAR           PERIOD
                                              6/30/2009           ENDED        ENDED        ENDED        ENDED          ENDED
                                             (UNAUDITED)       12/31/2008   12/31/2007   12/31/2006   12/31/2005    12/31/2004 (a)
                                            -------------     ------------ ------------ ------------ -----------   ----------------
Net asset value, beginning of period....... $     12.69       $   18.54    $    19.07   $    19.24   $   19.34     $      19.10 (b)
                                            -----------       ---------    ----------   ----------   ---------     ------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.71            1.46          1.34         1.38        1.34             0.05
Net realized and unrealized gain (loss) ...        2.35           (5.75)        (0.17)        0.48       (0.14)            0.23
                                            -----------       ---------    ----------   ----------   ---------     ------------
Total from investment operations...........        3.06           (4.29)         1.17         1.86        1.20             0.28
                                            -----------       ---------    ----------   ----------   ---------     ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................      (0.78)           (1.56)        (0.79)       (1.31)      (1.25)              --
Net realized gain..........................          --              --         (0.55)       (0.47)      (0.05)              --
Return of capital..........................          --              --         (0.36)       (0.25)         --               --
                                            -----------       ---------    ----------   ----------   ---------     ------------
Total distributions........................       (0.78)          (1.56)        (1.70)       (2.03)      (1.30)              --
                                            -----------       ---------    ----------   ----------   ---------     ------------
Common Shares offering costs charged to
  paid-in capital..........................          --              --            --           --       (0.00) (c)       (0.04)
                                            -----------       ---------    ----------   ----------   ---------     ------------
Net asset value, end of period............. $     14.97       $   12.69    $    18.54   $    19.07   $   19.24     $      19.34
                                            ===========       =========    ==========   ==========   =========     ============
Market value, end of period................ $     13.32       $   10.40    $    16.54   $    19.15   $   16.80     $      19.45
                                            ===========       =========    ==========   ==========   =========     ============
TOTAL RETURN BASED ON NET ASSET
  VALUE (d) (e)............................       26.46%         (23.14)%        6.92%       10.72%       6.94%            1.26%
                                            ===========       =========    ==========   ==========   =========     ============
TOTAL RETURN BASED ON MARKET
  VALUE (e) (f)............................       37.29%         (29.39)%       (5.01)%      27.33%      (7.15)%           2.75%
                                            ===========       =========    ==========   ==========   =========     ============

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)....... $   259,986       $ 220,286    $  322,016   $  331,138   $ 334,096     $    332,764
Ratio of total expenses to average net
  assets...................................        2.82% (g)       3.55%         4.45%        4.04%       3.37%            1.44% (g)
Ratio of total expenses to average net
  assets excluding interest expense........        1.89% (g)       1.83%         1.82%        1.79%       1.80%            1.44% (g)
Ratio of net investment income to average
  net assets...............................       10.70% (g)       8.72%         7.10%        7.19%       7.03%            2.47% (g)
Portfolio turnover rate....................          35%             66%           97%          99%         75%               0%

INDEBTEDNESS:
Loans outstanding (in 000's)............... $    89,222       $  89,101    $  144,624   $  152,482   $ 145,724              N/A
Asset coverage per $1,000 of
  indebtedness (h)......................... $     3,914       $   3,472    $    3,227   $    3,172   $   3,293              N/A

-------------
(a) Initial seed date of November 16, 2004. The Fund commenced operations on November 23, 2004.

(b)   Net sales load of $0.90 per Common Share on initial offering.

(c)   Amount represents less than $0.01 per share.

(d) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share and does not reflect sales load.

(e)   Total return is not annualized for periods less than one year.

(f) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share price.

(g)   Annualized.

(h) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loans outstanding), and dividing by the outstanding loan balance in 000's.

N/A   Not applicable.

                        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                            JUNE 30, 2009 (UNAUDITED)

                              1. FUND DESCRIPTION

First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on September 7, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAM on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. There can be no assurance that the Fund's investment objectives will be achieved.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In addition, structured products, including currency linked notes and credit linked notes, as well as interest rate swaps and credit default swaps, are valued using a pricing service or quotes provided by the selling dealer or financial institution. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal market for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fixed-income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. Short-term investments that mature in less than 60 days are valued at amortized cost.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under FAS 157 are described below:

      o     Level 1 - quoted prices in active markets for identical securities

      o     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

      o     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                            JUNE 30, 2009 (UNAUDITED)

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 requires entities to describe the inputs used in valuation techniques used to measure fair value and changes in inputs over the period. FSP 157-4 expands the three-level hierarchy disclosure and the Level 3 roll-forward disclosure for each major security type.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of June 30, 2009 is included in the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. At June 30, 2009, the Fund had no when-issued or delayed-delivery purchase commitments.

C. CREDIT LINKED NOTES:

The Fund invests in credit linked notes. Credit linked notes are securities that are collateralized by one or more designated securities that are referred to as "reference securities". Through the purchase of a credit linked note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed-upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit linked notes are subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults, or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

Credit linked notes typically are privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit linked note will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested, and the periodic interest payments expected to be received for the duration of its investment in the credit linked note.

The market for credit linked notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.

D. FORWARD FOREIGN CURRENCY CONTRACTS:

The Fund has adopted Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"), an amendment of FASB Statement 133, which was issued in March of 2008 and is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund has forward foreign currency contracts outstanding at June 30, 2009, which are considered derivative instruments under FAS 161.

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included on the Statement of Assets and Liabilities. Realized and unrealized gains and loss are included on the

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                            JUNE 30, 2009 (UNAUDITED)

Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts.

E. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage. If the Fund recognizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and Preferred Shares, if any, issued by the Fund in proportion to the total dividends paid for the year. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of distributions paid during the year ended December 31, 2008 was as follows:

Distributions paid from:
Ordinary Income......................................     $    27,089,768

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income........................     $     1,458,720
Net Unrealized Appreciation (Depreciation)...........         (78,056,575)
Accumulated Capital and Other Losses.................         (24,319,869)

G. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allows it to carry a realized capital loss forward for eight years following the year of the loss and offset such loss against any future realized capital gains. At December 31, 2008, the Fund had available realized capital losses of $14,087,878 to offset future net capital gains through the fiscal year ending 2016.

Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2008, the Fund intends to elect to defer net realized capital losses of $10,231,991 incurred between November 1, 2008 through December 31, 2008.

In June 2006, FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return, and is effective for the Fund's current fiscal year. As of June 30, 2009, management has evaluated the application of FIN 48 to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements.

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                            JUNE 30, 2009 (UNAUDITED)

H. EXPENSES:

The Fund pays all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets, the average daily gross asset value of the Fund (which includes the principal amount of borrowings, minus accrued liabilities).

Aberdeen Asset Management Inc. (the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust out of its investment advisory fee.

PNC Global Investment Servicing (U.S.) Inc., an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending December 31, 2009, before rotating to serve as a chairman of another Committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the six months ended June 30, 2009, were $120,011,722 and $108,067,832, respectively.

                           5. REVOLVING LOAN AGREEMENT

The Fund has entered into a credit agreement among the Fund and The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $100,000,000. As of June 30, 2009, the Fund had three loans outstanding under the revolving credit facility totaling $89,221,946. The three loans, which are all LIBOR loans, bear interest based on the adjusted LIBOR rate and are in the amounts of $46,000,000, $30,000,000 and $13,221,946 (the U.S. Dollar
equivalent of euro 9,425,000 loan). For the six months ended June 30, 2009, the average amount outstanding was $88,586,479. The high and low annual interest rates during the six months ended June 30, 2009 were 4.17% and 1.51%, respectively, and the weighted average interest rate was 2.21%. The weighted average interest rate at June 30, 2009 was 2.03%. The Fund pays a commitment fee of 0.35% per year, an administration fee of $50,000 and an upfront fee of $100,000 which are included in "Interest and fees on loans" on the Statement of Operations. Prior to January 7, 2009, the Fund had in place a revolving loan agreement with a commitment fee of 0.10% per year and a total commitment of up to $165,000,000. The revolving loan agreement expired on January 7, 2009 but was extended through January 6, 2010.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                            JUNE 30, 2009 (UNAUDITED)

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which include a global bond portfolio of investment grade and below-investment grade government and corporate debt securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares, at any point in time, may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

The Fund's performance was adversely impacted by the weakness in the credit markets and broad stock market that occurred beginning in late 2008, and may continue to be adversely affected if the weakness in the credit and stock markets continue. In response to the financial crises affecting the banking system and financial markets, the U.S. and foreign governments have intervened to an unprecedented degree in the financial and credit markets. Among other things, U.S. government regulators have encouraged, and in some cases structured and provided financial assistance for, banks, securities firms, insurers and other financial companies. Additional intervention programs have been adopted and proposed which may have a further impact on the financial and credit markets. Many of the recently enacted or proposed government measures are far-reaching and without historical precedent. Furthermore, the U.S. government has stated its willingness to implement additional measures as it may see fit to address changes in market conditions. There can be no assurance that any or all of these measures will succeed in stabilizing and providing liquidity to the U.S. financial markets, including the extreme levels of volatility currently being experienced. Such continued volatility could materially and adversely affect the financial condition of the Fund.

NON-INVESTMENT GRADE SECURITIES RISK: The Fund may invest up to 60% of its Managed Assets in non-investment grade securities. Non-investment grade securities are rated below "Baa3" by Moody's Investors Service, Inc., below "BBB-" by Standard & Poor's, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. Non-investment grade debt instruments are commonly referred to as "high yield" or "junk" bonds, are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.

EMERGING MARKETS RISK: The Fund may invest in fixed-income securities of issuers located in countries considered to be emerging markets. Investments in such securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate;
(iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                            JUNE 30, 2009 (UNAUDITED)

NON-U.S. RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

CREDIT LINKED NOTES RISK: The Fund may invest up to 35% of its Managed Assets in credit linked notes. Credit linked notes are subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted. The Fund also bears the risk that the issuer of the credit linked note will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested and the periodic interest payments expected to be received for the duration of its investment in the credit linked note.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program, or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares and the holders of Preferred Shares, with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares.

GOVERNMENT SECURITIES RISK: The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

NON-U.S. GOVERNMENT SECURITIES RISK: Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against non-U.S. government issuers.

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                            JUNE 30, 2009 (UNAUDITED)

A substantial portion of the Fund's Managed Assets are expected to be invested in debt instruments of issuers located in countries considered to be emerging markets, and investments in such securities are considered speculative. Heightened risks of investing in emerging markets government debt include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through August 21, 2009, the date the financial statements were issued, and has determined that there were subsequent events as follows:

On July 20, 2009, the Fund declared a dividend of $0.13 per share to Common Shareholders of record on August 5, 2009, payable on August 17, 2009.

On August 20, 2009, the Fund declared a dividend of $0.13 per share to Common Shareholders of record on September 3, 2009, payable on September 15, 2009.

ADDITIONAL INFORMATION

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                            JUNE 30, 2009 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                            JUNE 30, 2009 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was held on April 16, 2009. At the Annual Meeting, Independent Trustees Richard E. Erickson and Thomas R. Kadlec were elected by the holders of Common Shares of the Fund as Class II Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2012. The number of votes cast in favor of both Dr. Erickson and Mr. Kadlec was 14,380,327, the number of votes against was 1,136,495 and the number of abstentions was 1,848,414. James A. Bowen, Robert F. Keith and Niel B. Nielson are the current and continuing Trustees.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

    BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND
                            SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust/Aberdeen Global Opportunity Income Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Aberdeen Asset Management Inc. (the "Sub-Advisor"), at a meeting held on March 1-2, 2009. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements continue to be in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that the compliance program includes policies and procedures for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. The Board also noted the enhancements made by the Advisor to the compliance program in 2008. With respect to the Sub-Advisory Agreement, the Board received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. In light of the information presented and the considerations made, the Board

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                            JUNE 30, 2009 (UNAUDITED)

concluded that the nature, quality and extent of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees paid to the Advisor by similar funds, and noted that the Advisor does not provide advisory services to clients with investment objectives and policies similar to the Fund's other than to another closed end fund to which an identical advisory fee rate was charged. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other clients, noting that the Sub-Advisor does not manage any other closed-end funds directly comparable to the Fund, but that the sub-advisory fee is generally lower than the fees the Sub-Advisor charges to the other North American closed-end fixed income and equity funds that it manages. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of the Fund as compared to the management fees and expense ratios of a combined peer group selected by Lipper and the Advisor. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the peer funds may use different types of leverage which have different costs associated with them; (ii) most peer funds do not employ an advisor/sub-advisor management structure; (iii) the peer funds may not have the same fiscal year as the Fund, which may cause the expense data used by Lipper to be measured over different time periods; (iv) many of the peer funds are larger than the Fund; and (v) many of the peer funds have an inception date prior to the Fund's inception date and their fee and expense structures may not reflect newer pricing practices in the market. The Board reviewed the Lipper materials, but based on its discussions with the Advisor, the Board determined that the Lipper data was of limited value for purposes of its consideration of the renewal of the Agreements.

The Board also considered performance information for the Fund, noting that, similar to almost all other funds, the Fund's performance was impacted by the severe market downturn in 2008. The Board noted that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to the combined peer group selected by Lipper and the Advisor, as well as to a larger group and to a blended benchmark. The Board reviewed the Lipper materials, but for similar reasons to those described above, the Board determined that the performance data provided by Lipper was of limited value. The Board considered changes made to the Fund's leverage arrangements in 2008 as a result of market events and considered an analysis prepared by the Advisor on the continued benefits provided by the Fund's leverage. In addition, the Board considered the market price and net asset value performance of the Fund since inception, and compared the Fund's premium/discount to the average and median premium/discount of the combined peer group, noting that the Fund's premium/discount was generally indicative of the asset class and market events. Based on the information provided and the Board's ongoing review of the Fund's performance, and taking into account the historic market events of 2008, the Board concluded that the Fund's performance was reasonable.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and had noted that the advisory fee is not structured to pass the benefits of any economies of scale on to the shareholders as the Fund's assets grow. The Board concluded that the management fee reflects an appropriate level of sharing of any economies of scale. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to closed-end funds for the twelve months ended December 31, 2008, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered and discussed any ancillary benefits derived by the Advisor from its relationship with the Fund and noted that the typical fall-out benefits to the Advisor such as soft dollars are not present. The Board concluded that any other fall-out benefits received by the Advisor or its affiliates would appear to be limited.

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                            JUNE 30, 2009 (UNAUDITED)

The Board considered the Sub-Advisor's representation that because it manages the Fund in a similar fashion to other accounts it is able to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies and that while it expects operating costs in general to continue to rise, it continues to expect to experience the benefits of economies of scale. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered data provided by the Sub-Advisor as to the profitability of the Sub Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in this profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of the Sub-Advisory Agreement appeared to be not excessive in light of the services provided to the Fund. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements and that the Sub-Advisor indicated that it does not receive any material fall-out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

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

[FIRST TRUST LOGO]

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Aberdeen Asset Management Inc.
1735 Market Street
Philadelphia, PA 19103

ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)    Not applicable.

(b)(1) Identification of Portfolio Managers or Management Team Members and Description of Role of Portfolio Managers or Management Team Members

Aberdeen Asset Management Inc. (the "Sub-Adviser" or "Aberdeen"), serves as the investment sub-adviser for the Registrant. Esther Chan was added to the Portfolio Management Team of the Registrant. Otherwise, the Portfolio Management Team remains the same. Ms. Chan joined the Sub-Adviser in Singapore in 2005 where she started as a corporate credit analyst and trader working across investment grade and high-yield assets in the region. She has 6 years of experience in the asset class, and now serves as a portfolio manager in Aberdeen London with specialization in analysis, management and trading of external Asian debt and Emerging Market corporate securities. Prior to joining the Sub-Adviser, Ms. Chan worked as a corporate finance analyst at John Moore, assisting in various deals focused on the debt restructuring in Indonesian firms facing creditor holdout situations, post-Asian crisis.


(b)(2) Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest

Information provided as of June 30, 2009

                                                                                                                    Total Assets
                                                                                                                     for which
                                                                 Total                   # of Accounts Managed    Advisory Fee is
   Name of Portfolio                                         # of Accounts     Total     for which Advisory Fee       Based on
Manager or Team Member           Type of Accounts*              Managed       Assets    is Based on Performance     Performance
----------------------   ---------------------------------   -------------   --------   -----------------------   ---------------
1.  Esther Chan          Registered Investment Companies:           1        $  102.9              0                   $   0
                         Other Pooled Investment Vehicles:         12        $1,515.4              0                   $   0
                         Other Accounts:                            8        $1,938.9              1                   $52.9

POTENTIAL CONFLICTS OF INTERESTS

The Sub-Adviser believes that there are no material conflicts of interest in connection with any Portfolio Manager's management of the Registrant's investments and investments of other accounts. The Sub-Adviser has adopted the CFA Institute Code of Ethics and Standards of Professional Conduct and adherence by all employees is mandatory. All employees are expected to avoid any employment, associations or business activities, including personal investments, that interfere with their duties to Aberdeen, divide their loyalty or create or appear to create a conflict of interest. Employees must promptly report any situation or transaction involving an actual or potential conflict of interest to the Compliance Officer.

With regards to allocation, the Sub-Adviser has adopted Best Execution, Soft Dollar, Order Aggregation, and Trade Allocation Policies & Procedures designed among other things to ensure fair treatment of all accounts.

The Sub-Adviser aggregates orders so as to realize the benefits of larger block orders. When executing aggregated orders, it seeks to allocate opportunities to all clients in a consistent manner. Most portfolios are managed to a model based on common attributes to a benchmark with low dispersion between accounts and benchmarks. This is accomplished through the calculation of a 'median account' with this median account becoming the model portfolio. Certain situations such as new portfolio fundings, unique guideline restrictions and the fungability of certain security types may cause us to adjust our weightings. However over time, we expect to minimize the dispersion of account holdings around the model portfolio.

New Issue Allocation

The Sub-adviser seeks to allocate new issue opportunities to all clients in a consistent manner.

New issue opportunities are allocated according to the following factors:

1. All portfolios are ranked based on their account composition versus their benchmark. The portfolio management team will set a minimum acceptable position size (in terms of percent of market value) for the security.

2. Next, we define the target percentage for our LAB portfolios, depending on the characteristics of the security or the percentage of the account based on that securities' contribution to duration and the current composition of each account.

3. For portfolios with a benchmark other than LAB, we may adjust the target allocation to reflect the characteristics of the non-LAB benchmark.

4. We then determine our desired total par value and give our indication of interest.

5. If our order is completely filled, we will allocate according to the steps outlined above. If we are allotted a significant percentage of our order (typically 70% or more), we will allocate pro-rata based on the initial allocation developed from the steps outlined above. If we are not allotted a significant percentage of our order, we will remove the non-LAB benchmark adjustments and allocate pro-rata based on market value of participating accounts. If this continues to result in accounts receiving less than the minimum target position size, the least deserving accounts (defined as those accounts that are closest to the model account) will be eliminated from the allocation.

Batch Transaction and Allocation Policy - Equity

Where practicable, all client portfolio orders for the same security should be combined or "batched" and executed as block transactions in order to facilitate best execution as well as for the purpose of negotiating more favorable brokerage commissions. Where a block trade is executed for a number of client accounts, the average execution price on all of the purchases and sales that are aggregated to this purpose should be used for all accounts.

If an entire block is not fully executed on the same day, an allocation method should be administered that is fair and reasonable to all clients. If it is not practicable to allocate the executed portion of the block on a pro rata basis, allocation may be done on a random account basis (alphabetically, numerically, or otherwise), but any procedure administered should not operate to consistently favor or disfavor the same client accounts. If any method is to be used other than a pro rata method, the manner in which the shares are to be allocated should be documented, disclosed and signed off by the Chief Compliance Officer.

(b)(3) Compensation Structure of Portfolio Managers or Management Team Members

Each Aberdeen Group member recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one's contribution to the overall success of the Aberdeen Group member and a long term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take account of any changes in the business environment. In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the 'at risk' performance elements will form the most significant element of total remuneration for executive directors and senior employees.

Base Salary.

The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager's base salary.

Annual Bonus.

The Aberdeen Group's policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme. The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of the Aberdeen Group's overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group's profitability.

Staff performance is reviewed formally once a year, with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual's performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of a portfolio manager's bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. The split between the two will vary but generally around 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature. Each Fund's performance is judged against the benchmark as established in the relevant Fund's most recent shareholder report. Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team's and individual's performance is considered.

Although performance is not a substantial portion of a portfolio manager's compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one's control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and 'hot' themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group's environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, not only would the portfolio manager be in breach of the Aberdeen Group Code of Ethics, but any such trend would be identified via Aberdeen's dynamic compliance monitoring system.

Long Term Incentives.

As part of an effective remuneration package, a long term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

The Aberdeen Group offers a meritocracy and a very flat management structure. The culture of the company is entrepreneurial, and enthusiastic, hard-working and talented employees are given plenty of opportunity to prove themselves and obtain a high level of job satisfaction.

The Aberdeen Group does not "tie in" portfolio managers with long-term and restrictive contractual obligations, however. The Aberdeen Group aims to retain key individuals primarily through the provision of competitive compensation and other benefits. It is the policy of the Aberdeen Group to mitigate the effects of any individual leaving the company by ensuring that portfolios are managed on a team basis.

(b)(4) Disclosure of Securities Ownership

     Information provided as of June 30, 2009

              Dollar Range of Fund Shares
    Name           Beneficially Owned
    ----      ---------------------------
Esther Chan               $0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust/Aberdeen Global Opportunity Income Fund


By (Signature and Title)* /s/ James A. Bowen
                          --------------------------------------
                          James A. Bowen, Chairman of the Board,
                          President and Chief Executive Officer
                          (principal executive officer)

Date August 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          --------------------------------------
                          James A. Bowen, Chairman of the Board,
                          President and Chief Executive Officer
                          (principal executive officer)

Date August 24, 2009


By (Signature and Title)* /s/ Mark R. Bradley
                          ---------------------------------------
                          Mark R. Bradley, Treasurer, Controller,
                          Chief Financial Officer and Chief
                          Accounting Officer
                          (principal financial officer)

Date August 24, 2009

* Print the name and title of each signing officer under his or her signature.